                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------


                                    FORM 8-K

                                     AMENDED

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         JUNE 21, 2000
                                                --------------------------------


                          EQUALNET COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


TEXAS                                  0-25482                        76-0457803
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)          (IRS Employer
of Incorporation)                                            Identification No.)




1250 WOOD BRANCH PARK DRIVE, HOUSTON, TX                                   77079
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code        (281) 529-4600
                                                    ----------------------------



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

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT

         The accounting firm of Ernst & Young LLP ("Ernst & Young") has resigned as the independent accountant for Equalnet Communications Corp. ("Registrant") effective June 21, 2000. Ernst & Young issued reports on the financial statements of Registrant as of June 30, 1999 and 1998. Such reports were qualified as to the uncertainty that the Registrant will continue as a going concern.

The resignation of Ernst & Young occurred without action by the board of directors or the audit committee of Registrant. In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended June 30, 1999 and 1998, and in the subsequent interim period preceding the resignations, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 14, 2000 is filed as Exhibit 16 to this Form 8-K.

Registrant has not yet engaged an independent accountant as a successor to Ernst & Young.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

     Exhibit number        Description
     --------------        -----------
           16.             Letter from Ernst & Young LLP.




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          EQUALNET COMMUNICATIONS CORP.




                          By:       /s/ Mitchell H. Bodian
                             ------------------------------------------------
                                    Mitchell H. Bodian
                                    President & Chief Executive Officer


Date:  July 14, 2000




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

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------
         16                Letter from Ernst & Young LLP.











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